UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    August 10, 2016

AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On August 10, 2016, Avnet, Inc. (the “Company”) issued a press release announcing its fourth quarter and year-end results of operations for fiscal 2016.  A copy of the press release is attached hereto as Exhibit 99.1.  A discussion on the impact of foreign currency on the Company’s results of operations, the definition of organic sales and a reconciliation of non-GAAP financial information is attached as Exhibit 99.2.  Each exhibit is incorporated by reference herein.

The information in this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated August 10, 2016.
99.2	Supplemental and Non-GAAP Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2016	AVNET, INC.
Registrant

	By:	/s/ Kevin Moriarty
Name: Kevin Moriarty
Title: Senior Vice President and
Chief Financial Officer